UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  May 19, 2004
                                  ------------
                                 Date of Report
                        (Date of earliest event reported)


                                 RADVISION LTD.
             (Exact name of registrant as specified in its charter)



           Israel                   000-29871                   N/A
----------------------------      ------------     -----------------------------
(State or other jurisdiction      (Commission      (IRS Employer Identification
     of incorporation)            File Number)                 No.)

                24 Raul Wallenberg Street, Tel Aviv 69719, Israel
                -------------------------------------------------
              (Address of principal executive offices and zip code)


                               011-972-3-645-5220
                               ------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

         On May 19, 2004, the Registrant announced that its Chief Operating Officer, Yuval Bloch, is leaving the Company to pursue other opportunities.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 20, 2004             RADVISION LTD.
                                  (Registrant)



                               By: /s/Arnold Taragin
                                   -----------------
                                      Arnold Taragin
                                   Corporate Vice President and General Counsel